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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 27, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-100675-06                36-4509743
----------------------------        --------------           -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

   60 Wall Street
   New York, NY                                                    10005
----------------------------                                 -------------------
 (ADDRESS OF PRINCIPAL                                           (ZIP CODE)
   EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010



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                                       -2-


Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

               On May 27, 2004, the Registrant caused the issuance and sale of approximately $1,096,450,559 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-4 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of May 27, 2004, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and securities administrator, and HSBC Bank USA, as trustee.







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                                       -3-


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a)  Not applicable

                 (b)  Not applicable

                 (c)  Exhibits:

                 1. Pooling and Servicing Agreement, dated as of May 27, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, as trustee.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2004


                                       DEUTSCHE MORTGAGE SECURITIES, INC.


                                       By:   /s/ Michael Commorato
                                             -----------------------------------
                                       Name:     Michael Commaroto
                                       Title:    President


                                       By:   /s/ Peter Cerwin
                                             -----------------------------------
                                       Name:     Peter Cerwin
                                       Title:    Vice-President









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                                       -5-

                                  EXHIBIT INDEX



                      Item 601(a) of       Sequentially
                      Regulation S-K       Numbered
Exhibit Number        Exhibit No.          Description                     Page
--------------        -----------          -----------                     ----
1                     4                    Pooling and Servicing           6
                                           Agreement, dated as of
                                           May 27, 2004 among
                                           Deutsche Mortgage
                                           Securities, Inc. as
                                           depositor, Wells Fargo
                                           Bank, N.A. as master
                                           servicer and securities
                                           administrator and
                                           HSBC Bank USA as
                                           trustee.




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                                       -6-

                                    EXHIBIT 1